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                                                                    Exhibit 10.3


                          REGISTRATION RIGHTS AGREEMENT


                  This Registration Rights Agreement (this "Agreement") is made as of September 18, 2000, by and between Inrange Technologies Corporation, a Delaware corporation (the "Company") and General Signal Holdings Company, a Delaware corporation ("SPX"). Notwithstanding the execution date hereof, this Agreement shall become effective upon the date of the closing of the Initial Public Offering (as defined below).


                  WHEREAS, the Company desires to become a public company in order to access the public capital markets, facilitate making acquisitions, and attract employees;


                  WHEREAS, in order to become a public company, the Company will effect an initial public offering of Class B Common Stock, after which the Company's parent, SPX, will own 100% of the issued and outstanding Class A Common Stock, representing 90.8% of the issued and outstanding Common Stock; and


                  WHEREAS, as a condition to its agreement to effect the IPO, SPX requires that the Company grant it registration rights with respect to its shares of Common Stock.

                  ACCORDINGLY, the parties hereto agree as follows:

                  1. Definitions. As used herein, unless the context otherwise requires, the following terms have the following respective meanings:

                  "Board" shall mean the Board of Directors of the Company.

                  "Certificate of Incorporation" means the Amended and Restated Certificate of Incorporation of the Company, as it may be amended or restated hereafter from time to time.

                  "Commission" means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

                  "Class A Common Stock" means the Class A Common Stock, par value $0.01 per share of the Company.

                  "Class B Common Stock" means the Class B Common Stock, par value $0.01 per share of the Company.

                  "Common Stock" means the Class A Common Stock and the Class B Common Stock, now or hereafter authorized to be issued, and any and all securities of any kind whatsoever of the Company issued or issuable in respect of such Common Stock which may be issued on or after the date hereof in respect of, in exchange for, or upon
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conversion of shares of Common Stock pursuant to a merger, consolidation, stock split, stock dividend, recapitalization of the Company or otherwise.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time. Reference to a particular section of the Exchange Act shall include a reference to the comparable section, if any, of any such similar Federal statute.

                  "Initial Public Offering" means the initial public offering by the Company of shares of Class B Common Stock as contemplated by a registration statement on Form S-1, as supplemented and amended from time to time.

                  "Initiating Holder" means SPX in its capacity as the Holder which initiates a request for a Demand Registration pursuant to Section 2 or a registration pursuant to Section 4; provided, however, that if SPX shall have transferred any of its Registrable Securities, the "Initiating Holder" shall mean, in the foregoing capacity, either (1) SPX or (2) Holders who in the aggregate are Holders of greater than 50% of the Registrable Securities.

                  "Holder" means any Person holding Registrable Securities.

                  "Law" means any federal, state, local or foreign law, statute, rule or regulation.

                  "Litigation" means any action, suit, proceeding, investigation, inquiry or audit.

                  "Person" means a corporation, an association, a partnership, an organization, a business, a trust, an individual, or any other entity or organization, including a government or political subdivision or an instrumentality or agency thereof.

                  "Registrable Securities" means (i) any shares of Common Stock owned by SPX or any of its affiliates, whether prior or subsequent to the effectiveness of this Agreement and (ii) any Common Stock issued with respect to the Common Stock referred to in clause (i) by way of a stock dividend, stock split or reverse stock split or in connection with a combination of shares, recapitalization, merger, consolidation or otherwise. For purposes of this Agreement, a person will be deemed to be a Holder of Registrable Securities whenever such person has the right to acquire directly or indirectly such Registrable Securities (upon conversion or exercise of any securities or otherwise but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected, and such person shall not be required to convert or exercise such security (or otherwise acquire such Registrable Securities) to participate in


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any registered offering hereunder prior to the closing of such offering. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities (a) when a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (b) when such securities shall have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent public distribution of them shall not require registration of them under the Securities Act, or (c) when such securities shall have been sold to the public as permitted by, and in compliance with Rule 144 of the Securities Act. Any certificate evidencing the Registrable Securities shall bear a legend stating that the securities have not been registered under the Securities Act and setting forth or referring to the restrictions on transferability and sale of the securities.

                  "Registration Expenses" means all expenses incident to the registration and disposition of the Registrable Securities pursuant to Section 2, Section 3 or Section 4 hereof, including, without limitation, all registration, filing and applicable national securities exchange or NASDAQ (as defined below) fees, all fees and expenses of complying with state securities or blue sky Laws (including fees and disbursements of counsel to the underwriters or the Initiating Holder in connection with "blue sky" qualification of the Registrable Securities and determination of their eligibility for investment under the Laws of the various jurisdictions), all word processing, duplicating and printing expenses, all messenger and delivery expenses, the transportation and other expenses incurred by or on behalf of Company representatives in connection with presentations to prospective purchasers of the Registrable Securities, the fees and disbursements of counsel for the Company and of any independent public accountants who have audited or reviewed financial statements included in the registration statement, including the expenses of "cold comfort" letters or any special audits required by, or incident to, such registration, all fees and disbursements of underwriters (other than underwriting discounts and commissions) and the fees and expenses of counsel to the Initiating Holder (the "Holder's Counsel"); provided, however, that Selling Expenses are excluded from the definition of Registration Expenses.

                  "Securities Act" means the Securities Act of 1933, as amended, or any similar Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time. References to a particular section of the Securities Act shall include a reference to the comparable section, if any, of any such similar Federal statute.

                  "Selling Expenses" means all underwriting discounts, selling commissions and transfer taxes applicable to the securities registered by the Holders.

                  "Transfer" means, as to any shares of Common Stock, to sell or in any other way directly or indirectly transfer, assign, pledge, encumber or otherwise dispose of, and


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the terms "a Transfer," "Transferee" and "Transferred" shall have meanings correlative to the foregoing.

                  2. Requested Registration.

                  (a) Request for Registration. Any Initiating Holder may at any time following the Initial Public Offering request the Company to effect, and the Company shall be required to use its best efforts to effect, a registration under the Securities Act of all, or such portion set forth in the request, of the Initiating Holder's Registrable Securities pursuant to this Section 2(a) (each, together with a request made pursuant to Section 4(a), a "Demand Registration"). In the event that the Company shall receive from an Initiating Holder a written request that the Company effect a Demand Registration with respect to such Initiating Holder's Registrable Securities, the Company shall:

                           (i) promptly, and in any event within 10 days after
receipt of such request, give written notice of the proposed Demand Registration to all other Holders; and

                           (ii) promptly use its best efforts to effect such
Demand Registration (including, without limitation, appropriate qualification under applicable blue sky or other state securities Laws and appropriate compliance with applicable regulations under the Securities Act and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of the Registrable Securities as are specified in such request, together with the Registrable Securities of any Holders joining in such request as are specified in one or more written requests received by the Company no later than 15 days prior to the effective date of the registration statement; provided, however, that the Company shall not be obligated to take any action to effect any such Demand Registration pursuant to this Section 2:

                                    (A) During the period beginning on the date
a registration statement is filed by the Company to effect a Demand Registration and ending on the earlier of (x) the date 90 days immediately following the effective date of such registration statement and (y) the date such registration statement is withdrawn;

                                    (B) During the 90-day period following the
receipt by the Initiating Holder of a certificate signed by the President of the Company stating that the Board has determined in good faith that effecting such Demand Registration would be materially detrimental to the Company; provided, however, that, the Company will use its best efforts to limit the duration of such period to the extent practicable; and provided, further that the requested registration will not count for purpose of the requests for Demand Registrations to which the Holders are entitled under this Agreement; and


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provided, further, that the Company may exercise its rights under this Section
2(a)(ii)(B) or under Section 4(b)(ii) collectively only one time in any twelve-month period;

                                    (C) After the Company has effected four
registrations pursuant to this Section 2(a), all of which registrations have become effective in accordance with, and otherwise met the requirements for Demand Registrations set forth in, Section 2(b); or

                                    (D) Unless the amount of Registrable
Securities which has an anticipated aggregate offering price of at least $5,000,000 (provided that if such Demand Registration covers the balance of the Registrable Securities owned by the Initiating Holder, then this clause (D) shall not be applicable).

                                    Subject to the foregoing clauses (A) through
(D), the Company shall file a registration statement covering the Registrable Securities requested to be registered as soon as practicable after receipt of the request or requests of an Initiating Holder. No securities other than Registrable Securities shall be included among the securities covered by such registration unless the holder or holders of a majority of the Registrable Securities shall have consented to the inclusion therein of such other securities.

                  (b) Effective Registration Statement. A registration shall not constitute a Demand Registration (i) until it has become effective and remains continuously effective for a period of not less than 180 days or such shorter period which will terminate when all Registrable Securities covered by such registration statement have been sold (but not before the expiration of the period referred to in Section 4(3) of the Securities Act and Rule 174 thereunder, if applicable), (ii) if, after it has become effective, such registration is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason not attributable to the Holders whose securities are covered by such registration statement and has not thereafter become effective, or (iii) if the conditions to closing specified in the underwriting agreement, if any, entered into in connection with such registration are not satisfied or waived.

                  (c) Underwriting. If the Initiating Holder so elects, the offering of such Registrable Securities pursuant to such Demand Registration shall be in the form of an underwritten offering with underwriters selected by the Initiating Holder, and the Company shall so advise the Holders (if then known, as part of the notice given pursuant to Section 2(a)(i)). In such event, the right of any other Holder to registration pursuant to this Section 2 shall be conditioned upon such Holder's participation in the underwriting arrangements required by this Section 2 prior to the earlier of (x) the printing of any preliminary prospectus relating to such registration or (y) the date requested by the Company, and the inclusion of such person's Registrable Securities in the underwriting to the extent requested shall be limited to the extent provided herein.


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                  The Company shall (together with all Holders proposing to
distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Initiating Holder. Notwithstanding any other provision of this Section 2, if at any time prior to the execution of the underwriting agreement, the managing underwriter advises the Initiating Holder in writing that in order to sell the Registrable Securities requested to be included in the registration statement in the underwritten offering within a price range acceptable to the Initiating Holder there must be a limitation on the number of shares to be underwritten, then the Company shall so advise all Holders, and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated among all Holders thereof in proportion, as nearly as practicable, to the respective amounts of Registrable Securities owned by such Holders (unless otherwise agreed to by the Holders). No Registrable Securities excluded from the underwriting by reason of the underwriter's limitation shall be included in such registration. If, as a result of the proration provisions set forth in the previous sentence, any Holder is not entitled to include all Registrable Securities previously requested to be included in such registration, such Holder may elect to withdraw its request to include Registrable Securities in such registration or may reduce the number requested to be included; provided that such request must be made in writing prior to the earlier of (x) the printing of any preliminary prospectus relating to such registration or (y) the date requested by the Company.

                  If the managing underwriter advises the Initiating Holder that the Registrable Securities covered by the registration statement cannot be sold in an orderly manner in the underwritten offering within a price range acceptable to the Initiating Holder, then the Initiating Holder shall have the right to notify the Company in writing that it has determined that the registration statement be abandoned or withdrawn, in which event the Company shall abandon or withdraw such registration statement and such registration statement shall not count for purpose of the requests for Demand Registrations to which the Holders are entitled under this Agreement.

                  If any Holder disapproves of the terms of the underwriting, such person may elect to withdraw therefrom, by written notice to the Company, the managing underwriter and the Initiating Holder prior to the earlier of (x) the printing of any preliminary prospectus relating to such registration and (y) the date requested by the Company, and the Registrable Securities so withdrawn shall also be withdrawn from registration.

         3.       Company Registration.

                  (a) Notice of Registration. If at any time or from time to time following the Initial Public Offering the Company shall determine to register any of its securities, either for its own account or the account of a security holder or holders that has registration rights granted in compliance with Section 5, other than (1) a registration on


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Form S-8 (or successor form) relating solely to employee benefit plans or (2) a registration on Form S-4 (or successor form) relating solely to a transaction pursuant to Rule 145 under the Securities Act, the Company shall:

                           (i) promptly give to each Holder written notice
thereof at least 10 days before the anticipated filing date; and

                           (ii) include in such registration (and effect any
related qualification under blue sky Laws and other compliance with applicable
Law), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made within 20 days after receipt of such written notice from the Company, by any Holder.

                  (b) Underwriting. If the registration of which the Company gives notice is for an underwritten public offering registered under the Securities Act, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 3(a)(i). In such event, the right of any Holder to register securities pursuant to this Section 3 shall be conditioned upon such Holder's participation in such underwriting prior to the earlier of (x) the printing of any preliminary prospectus relating to such registration and (y) the date requested by the Company, and the inclusion of such person's Registrable Securities in the underwriting to the extent requested shall be limited to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and any other holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company. Notwithstanding any other provision of this Section 3, if at any time prior to the execution of the underwriting agreement, the managing underwriter advises the Company in writing that in order to sell the Registrable Securities requested to be included in the registration statement in the underwritten offering within a price range acceptable to the Company there must be a limitation on the number of shares to be underwritten, then the Company shall so advise all Holders who have requested to include securities in such underwriting and the Company shall include in such registration, (i) first, all of the securities the Company proposes to sell for its own account, (ii) thereafter, the Registrable Securities requested to be included in such registration pursuant to Section 3(a), allocated, if less can be included than requested, pro rata among the Holders based on the number of Registrable Securities owned by such Holder, and (iii) third (but only if all of the Registrable Securities requested to be included by each Holder thereof in the registration are included), the other securities requested to be included in such registration, allocated pro rata based on the number of securities requested to be included in such registration. If any Holder or other holder disapproves of the terms of any such underwriting, it may elect to withdraw therefrom by written notice to the Company and the managing underwriter prior to the earlier of (x) the printing of any preliminary prospectus relating to such


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registration and (y) the date requested by the Company, and the Registrable
Securities so withdrawn shall also be withdrawn from registration. No registration effected under this Section 3 shall relieve the Company of its obligation to effect any registration upon request under Section 2 or Section 4.

                  (c) Right to Terminate Registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this
Section 3 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration.

         4.       Registration on Form S-3.

                  (a) If following the Initial Public Offering an Initiating Holder shall request that the Company file a registration statement on Form S-3 (or any successor form) for a public offering of Registrable Securities, and the Company is a registrant entitled to use Form S-3 (or any successor form) to register the Registrable Securities for such an offering, the Company shall use its best efforts to cause such Registrable Securities to be registered for the offering on such form and to cause such Registrable Securities to be qualified in such jurisdictions as the Initiating Holder shall reasonably request; provided, however, that the Company shall not be required to effect more than two registrations requested by Holders in any 12-month period. The provisions of
Section 2(c) and 3(a) shall be applicable to each registration initiated under this Section 4. A registration effected pursuant to this Section 4 shall not be counted as a Demand Registration for purposes of Section 2. The Company agrees to use its best efforts to comply with the requirements of Form S-3 at all times.

                  (b) Notwithstanding the foregoing, the Company shall not be obligated to take any action pursuant to this Section 4:

                           (i) During the period beginning on the date a
registration statement is filed by the Company to effect a Demand Registration and ending on the earlier of (x) the date 90 days immediately following the effective date of such registration statement and (y) the date such registration statement is withdrawn, or

                           (ii) During the 90-day period following the receipt
by the Initiating Holder of a certificate signed by the President of the Company stating that the Board has determined in good faith that effecting such Demand Registration would be materially detrimental to the Company; provided, however, that, the Company will use its best efforts to limit the duration of such period to the extent practicable; and provided, further that the requested registration will not count for purpose of the requests for Demand Registrations to which the Holders are entitled under this Agreement; and provided, further, that the Company may exercise its rights under this Section 4(b)(ii) or under Section 2(a)(ii)(B) collectively only one time in any twelve-month period.


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         5. Limitations on Subsequent Registration Rights. The Company hereby represents and warrants that there are no agreements currently in effect, and there will be no agreements in effect at the time of the Initial Public Offering, other than this Agreement, granting any holder or prospective holder of any securities of the Company registration rights with respect to any securities of the Company. From and after the Initial Public Offering, the Company shall not enter into any agreement granting any holder or prospective holder of any securities of the Company registration rights with respect to any securities of the Company unless approved in writing by a majority of the Holders.

         6. Expenses of Registration. All Registration Expenses for any registration made pursuant to this Agreement shall be borne by the Company. Unless otherwise agreed to among the Holders, all Selling Expenses relating to securities registered on behalf of the Holders shall be borne by the Holders of such securities pro rata based on the proportion that the number of shares registered by each Holder bears to the total number of shares included in such registration.

         7. Registration Procedures. Whenever any Holders of Registrable Securities shall have requested that any Registrable Securities be registered pursuant to this Agreement, the Company shall use its best efforts to effect the registration and sale of such Registrable Securities in accordance with the intended method of disposition thereof, and in connection therewith, at its expense, the Company shall, as expeditiously as possible:

                  (a) Prepare and file with the Commission, as promptly as practicable, a registration statement with respect to such securities and use its best efforts to cause such registration statement to become and remain continuously effective for at least 180 days or until the distribution described in the registration statement has been completed (but not before the expiration of the period referred to in Section 4(3) of the Securities Act and Rule 174 thereunder, if applicable); provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company shall furnish copies thereof to the Holder's Counsel and, in an underwritten offering, to counsel for the underwriters a reasonable period of time prior thereto and reasonably consider the comments of such counsel. The Company shall not be deemed to have used its best efforts to cause the registration statement to remain effective during the applicable period if it voluntarily takes any action (other than an action required under applicable Laws) that would result in the Holders participating in such registration not being able to dispose of the Registrable Securities during their respective contemplated periods of distribution in accordance with the contemplated methods of disposition. A registration pursuant to Section 2 or Section 4 shall be effected pursuant to Rule 415 (or any similar provision then in force) under the Securities Act if the manner of distribution contemplated by the


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Holders participating in such registration shall include an offering on a delayed or continuous basis.

                  (b) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

                  (c) As soon as reasonably possible, furnish to the Holders participating in such registration and to any underwriters of the securities being registered such number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such Holder or underwriter may reasonably request in order to facilitate the public offering of such securities. The Company consents to the use by each Holder participating in such registration of each prospectus and each amendment thereof and supplement thereto in connection with the distribution, in accordance with this Agreement, of the Registrable Securities owned by the Holder. The Company shall furnish to each Holder participating in such registration drafts of the registration statement and the prospectus and each amendment thereof or supplement thereto for its timely review prior to the filing thereof with the Commission. If any registration statement refers to any Holder participating in such registration by name or otherwise as the holder of any securities of the Company but such reference is not required by the Securities Act, then the Holder shall have the right to require the deletion of such reference. If any registration statement refers to any Holder by name or otherwise as the holder of any securities of the Company and if, in its good faith judgment, such Holder is or might be deemed to be a controlling person of the Company, such Holder will have the right to require the insertion therein of language, in form and substance reasonably satisfactory to such Holder and presented to the Company in writing, to the effect that the holding by such Holder of such securities is not to be construed as a recommendation by such Holder of the investment quality of the Company's securities covered thereby and that such holding does not imply that such Holder will assist in meeting any future financial requirements of the Company.

                  (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or blue sky Laws of such jurisdictions as shall be reasonably requested by the Holders participating in such registration and to continue such registration or qualification in effect for so long as such registration statement remains in effect, and do any and all other acts and things which may be reasonably necessary or advisable to enable any such Holder to consummate the disposition in such jurisdictions of the Registrable Securities owned by such Holder; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any


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such states or jurisdictions unless the Company is already qualified to do business or subject to service in such jurisdiction and except as may be required by the Securities Act.

                  (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement that is customary for the managing underwriter, reasonably satisfactory in form and substance to the Initiating Holder, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement, provided that such underwriting agreement shall not provide for indemnification or contribution obligations on the part of the Holders greater than the obligations set forth in
Section 8.

                  (f) Promptly notify each Holder participating in such registration at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the discovery or happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and, as promptly as practicable thereafter, prepare and file with the Commission an amendment or supplement to the registration statement or the prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The Company shall further advise each Holder participating in such registration in writing, promptly after the occurrence of any of the following, (i) of the filing of the registration statement or any prospectus, or any amendment thereof or supplement thereto, with the Commission, (ii) the effectiveness of the registration statement and any post-effective amendment thereto, (iii) the receipt by the Company of any communication from the Commission with respect to the registration statement or the prospectus, or any amendment thereof or supplement thereto, including, without limitation, any stop order suspending the effectiveness thereof, any comments with respect thereto and any requests for amendments or supplements, and (iv) the receipt by the Company of any notification with respect to the suspension of the qualification of Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company shall deliver promptly to the Holder's Counsel and to each underwriter, if any, participating in the offering of the Registrable Securities, copies of all correspondence between the Commission and the Company, its counsel or auditors and all memoranda relating to (and allow the Holder's Counsel and any underwriters counsel to participate in) discussions with the Commission or its staff with respect to such registration statement.


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                  (g) From and after the date of any registration pursuant to
Section 2, Section 3 or Section 4, use its best efforts to cause the Registrable Securities being registered to be listed on a national securities exchange or to be included in the NASDAQ/National Market System or the NASDAQ/Small Cap Market, if the listing or inclusion of the Common Stock is permitted under the rules of such national securities exchange or the NASD, as the case may be.

                  (h) In the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Common Stock included in such registration statement for sale in any jurisdiction, use its best efforts promptly to obtain the withdrawal of such order.
                  (i) Deliver to the Holders participating in such registration and, in the case of an underwritten public offering, to each underwriter and to each Holders of Registrable Securities being sold in the registration (A) a comfort letter from independent public accountants covering the financial statements included in the registration and covering such matters of the type customarily covered by cold comfort letters as the Initiating Holder reasonably requests, and (B) an opinion of the Company's and any other counsel reasonably requested by the Initiating Holder in customary form and covering such matters of the type customarily covered by opinions of counsel as the Initiating Holder reasonably requests.

                  (j) Make available to the Holders, as soon as reasonably practicable, an earnings statement covering the period of at least 12 months beginning with the first full calendar month after the effective date of such registration statement, which earnings statement will satisfy the provisions of
Section 11(a) of the Securities Act and Rule 158 promulgated thereunder, and promptly furnish to each seller of Registrable Securities a copy of any amendment or supplement to such registration statement or prospectus.

                  (k) Use its best efforts to cause all Registrable Securities covered by such registration statement to be registered with or approved by such other federal or state governmental agencies or authorities as may be necessary in the opinion of counsel to the Company or the Holder's Counsel to consummate the disposition of such Registrable Securities.

                  (l) Make available its employees and personnel and otherwise provide reasonable assistance to the underwriters (including by participating in meetings, drafting sessions, due diligence sessions and customary road shows, including electronic road shows and similar methods of marketing the Registrable Securities electronically) in their marketing of Registrable Securities.

         8.       Indemnification; Contribution.


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                  (a) The Company will indemnify, to the fullest extent
permitted by Law, each Holder, each of its officers, directors, employees, partners (and the partners thereof, collectively, "Partners"), agents, affiliates and advisors and each person controlling such Holder within the meaning of Section 15 of the Securities Act, and each underwriter, if any, and each person who controls any underwriter within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages or liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any Litigation, commenced or threatened, arising out of or based on (i) any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus (including any summary prospectus or preliminary prospectus), offering circular or other document, or any amendment or supplement thereto, incident to any such registration, (ii) any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading or (iii) any violation by the Company of any Law applicable to the Company or relating to action required of or inaction by the Company in connection with such registration, and the Company will reimburse each such Holder and each other person entitled to be indemnified under this Section 8(a) for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action; provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder, controlling person or underwriter and stated to be specifically for use therein.

                  (b) Each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration is being effected, indemnify the Company, each of its directors and officers, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, and each other Holder, each of its officers, directors, employees, Partners, agents, affiliates and advisors and each person controlling such Holder within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus (including any summary prospectus or preliminary prospectus), offering circular or other document, or any amendment or supplement thereto, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, and will reimburse the Company and each other person entitled to be indemnified under this Section 8(b), for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder and stated to be specifically for use therein. Notwithstanding the foregoing, the liability of each Holder under this Section 8(b) shall be limited in an amount equal to the public offering price (net of expenses and underwriting discounts and commissions) of the securities sold by such Holder in the offering giving rise to such liability.

                  (c) Each party entitled to indemnification under this Section 8 (the "Indemnified Party") (i) shall give written notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought and (ii) shall permit the Indemnifying Party to assume the defense of any such claim or any Litigation resulting therefrom; provided that counsel for the Indemnifying Party who shall conduct the defense of such claim or Litigation shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense; provided, further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 8 unless the failure to give such notice is materially prejudicial to an Indemnifying Party's ability to defend such action; and provided, further, that the Indemnifying Party shall not assume the defense for matters as to which the Indemnified Party reasonably believes there may be a conflict of interest or separate and different defenses. No Indemnifying Party, in the defense of any such claim or Litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or Litigation or as to which the Indemnified Party has to admit to any fault or culpability. No Indemnified Party, in the defense of any such claim or Litigation, shall, except with the consent of each Indemnifying Party, consent to entry of any judgment or enter into any settlement unless such Indemnified Party does not intend to seek indemnification with respect to such claim or Litigation against such Indemnifying Party hereunder.

                  (d) The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Party and shall survive the Transfer of securities.

                  (e) If the indemnification provided for in this Section 8 from the Indemnifying Party is unavailable to an Indemnified Party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the Indemnifying

Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages, liabilities or expenses (i) in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party, on the one hand, and the Indemnified Party, on the other, in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations, or (ii) if the allocation provided by clause (i) above is not permitted by applicable Law or if the allocation provided in this clause (ii) provides a greater amount to the Indemnified Party than clause (i) above, in such proportion as shall be appropriate to reflect not only the relative fault but also the relative benefits received by the Indemnifying Party and the Indemnified Party from the offering of the securities covered by such registration statements as well as any other equitable considerations. The relative faults of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include any fees, charges or expenses (including fees, disbursements and other charges of legal counsel) reasonably incurred by such party in connection with any investigation or proceeding.

                  The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 8(e) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 8(e), a Holder shall not be required to contribute any amount in excess of the amount by which the net proceeds received by such Holder in the offering to which such registration statement relates exceeds the amount of any damages that such Holder has otherwise been required to pay. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person. No person shall be obligated to contribute hereunder any amounts in payment for any settlement of any action or claim effected without such person's consent, which consent shall not be unreasonably withheld or delayed.

         9. Other Indemnification. Indemnification and contribution similar to that specified in Section 8 (with appropriate modifications) will be given by the Company and the Holders participating in a registered offering with respect to any required registration or other qualification of securities under any federal, state or blue sky Law or regulation of any governmental authority other than the Securities Act. The indemnification agreements contained in Section 8 and this Section 9 will be in addition to, and will not be superseded by, any other rights to indemnification or contribution which any indemnified party may have pursuant to Law or contract.

         10. Indemnification Payments. The indemnification and contribution required by Section 8 will be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred; provided, however, that if an Indemnified Party is adjudged to be not entitled to such payments in a final non-appealable judgment of a court of competent jurisdiction, it shall promptly return such payments to the Indemnifying Party.

         11. Information by Holder and Company. The Holder or Holders of Registrable Securities included in any registration shall furnish to the Company such information regarding such Holder or Holders, the Registrable Securities held by them and the distribution proposed by such Holder or Holders as the Company may reasonably request in writing and as shall be required in connection with any registration being effected pursuant to Section 2, Section 3 or Section
4. The Company shall make available for inspection by each Holder participating in the registration, each underwriter of Registrable Securities owned by such Holder and their respective accountants, counsel and other representatives all financial and other records, pertinent corporate documents and properties of the Company as shall be reasonably necessary to enable them to exercise their due diligence responsibilities in connection with each registration of Registrable Securities owned by such Holder, and shall cause the Company's officers, directors and employees to supply all information reasonably requested by any such person in connection with such registration; provided that records and documents which the Company determines, in good faith, after consultation with counsel for the Company and the Holder's Counsel or counsel for the underwriter, as the case may be, to be confidential and which it notifies such persons are confidential shall not be disclosed to them, except in each case to the extent that (i) the disclosure of such records or documents or the information contained therein is reasonably necessary to avoid or correct a misstatement or omission in the registration statement or is otherwise required by applicable securities Laws, (ii) the release of such records or documents is ordered pursuant to a subpoena or other order from a court of competent jurisdiction,
(iii) the Holder's Counsel reasonably determines that such disclosure is required in order to satisfy a due diligence obligation, in which case such information shall be released pursuant to a customary confidentiality agreement, or (iv) the information in such records or documents has been made generally available to the public or is required to be filed with, or made available as supplemental information to, the Commission. Each Holder shall, upon learning that disclosure of any such records or documents is sought in a court of competent jurisdiction, give notice to the Company, and allow the Company, at the Company's expense, to undertake appropriate action and to prevent disclosure of any such records or documents deemed confidential.

         12. Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Restricted Securities to the public without registration after such time as a public market exists for the Common Stock, the Company agrees to use its best efforts to:

                  (a) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times after the effective date that the Company becomes subject to the reporting requirements of the Securities Act or the Exchange Act;

                  (b) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

                  (c) so long as any Holder owns any Registrable Securities, to furnish to such Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 (at any time after 90 days after the effective date of the Initial Public Offering for an offering of its securities to the general public), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company and other information in the possession of or reasonably obtainable by the Company as such Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such Holder to sell any such securities without registration.

         13. Certificates without Legends. In connection with the offering of any Registrable Securities registered pursuant to this Agreement, the Company will promptly after the sale of such Registrable Securities (a) facilitate the timely preparation and delivery to the Holders and the underwriters, if any, participating in such offering of certificates, without a legend relating to restrictions on Transfer under the Securities Act, representing ownership of such Registrable Securities being sold in such denominations and registered in such names as requested by such Holders or such underwriters and (b) instruct any transfer agent and registrar of such Registrable Securities to release any stop transfer orders with respect to any such Registrable Securities.

         14. Standoff Agreement. The Company hereby agrees that if it shall previously have received a request for registration pursuant to Section 2 or
Section 4 hereof, and if such previous registration shall not have been withdrawn or abandoned, (i) the Company shall not effect any public or private offer, sale or distribution of its securities, file any registration statement with respect to its equity securities under the Securities Act, or effect any registration of any of its equity securities under the Securities Act (other than a registration on Form S-8 or any successor or similar form which is then in effect), whether or not for sale for its own account, until a period of 90 days (or such shorter period as the Initiating Holder shall be advised by the managing underwriter) shall have elapsed from the effective date of such previous registration, and the Company shall so provide in any registration rights agreements hereafter entered into with respect to any of its securities; and (ii) the Company shall use its best efforts to cause each holder of its equity securities purchased from the Company at any time after the date of this Agreement in any transaction other than a sale registered under the Securities Act to agree not to effect any public sale or distribution of any such securities during such period, including a sale pursuant to Rule 144 under the Securities Act.

         15. Notice. All notices and other communications hereunder shall be in writing and, unless any notice, instruction, direction or demand under the terms of this Agreement required to be in writing will be duly given upon delivery, if delivered by hand, facsimile transmission, intercompany mail, or mail, to the following addresses:


                  If to SPX:

                  SPX Corporation
                  700 Terrace Point Drive
                  P.O. Box 3301
                  Muskegon, Michigan  49443
                  Attn:Christopher J. Kearney, Esq.

                  If to the Company:

                  Inrange Technologies Corporation
                  13000 Midlantic Drive
                  Mt. Laurel, New Jersey  08054
                  Attn:Kenneth H. Koch, Esq.

         16. Assignment; Third Party Beneficiaries. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and permitted assigns. This Agreement may not be assigned by the Company. A Holder may, at its election, at any time or from time to time, assign its rights under this Agreement, in whole or in part, to any purchaser of shares of Common Stock held by it.

         17. Remedies. The parties hereto agree that money damages or other remedy at Law would not be sufficient or adequate remedy for any breach or violation of, or a default under, this Agreement by them and that, in addition to all other remedies available to them, each of them shall be entitled to an injunction restraining such breach, violation or default or threatened breach, violation or default and to any other equitable relief, including, without limitation, specific performance, without bond or other security being required. In any action or proceeding brought to enforce any provision of this Agreement (including the indemnification provisions thereof), the successful party shall be entitled to recover reasonable attorneys' fees in addition to its costs and expenses and any other available remedy.

         18. No Inconsistent Agreements. The Company will not, on or after the date of this Agreement, enter into any agreement with respect to its securities which is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. The Company has not previously entered into any agreement with respect to its securities granting any registration rights to any Person other than the registration rights granted pursuant to this Agreement. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with any other agreements to which the Company is a party or by which it is bound. The Company further agrees that if any other registration rights agreement entered into after the date of this Agreement with respect to any of its securities contains terms which are more favorable to, or less restrictive on, the other party thereto than the terms and conditions contained in this Agreement are (insofar as they are applicable) to the Holders, then the terms and conditions of this Agreement shall immediately be deemed to have been amended without further action by the Company or the Holders so that the Holders shall be entitled to the benefit of any such more favorable or less restrictive terms or conditions.

         19. Descriptive Headings. The descriptive headings of the several sections and paragraphs of this Agreement are inserted for reference only and shall not control or otherwise affect the meaning hereof.

         20. Governing Law. This Agreement shall be construed in accordance with and governed by the substantive internal laws of the State of Delaware.

         21. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

         22. Invalidity of Provision. The invalidity or unenforceability of any provision of this Agreement in any jurisdiction shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of this Agreement, including that provision, in any other jurisdiction. If any restriction or provision of this Agreement is held unreasonable, unlawful or unenforceable in any respect, such restriction or provision shall be interpreted, revised or applied in a manner that renders it lawful and enforceable to the fullest extent possible under Law.

         23. Further Assurances. Each party hereto shall do and perform or cause to be done and performed all further acts and things and shall execute and deliver all other agreements, certificates, instruments, and documents as any other party hereto reasonably may request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

         24. Entire Agreement. This Agreement constitutes the entire agreement, and supersedes all prior agreements and understandings, oral and written, between the parties hereto with respect to the subject matter hereof.

         25. Merger, Consolidation, Exchange, Etc. In the event, directly or indirectly, (i) the Company shall merge with or into, or consolidate with, or consummate a share exchange with, any other person, or (ii) any person shall merge with or into, or consolidate, the Company and the Company shall be the surviving corporation of such merger or consolidation, and, in connection with such merger or consolidation, all or part of the Registrable Securities shall be changed into or exchanged for stock or other securities of any other person, then, in each such case, proper provision shall be made so that such other person shall be bound by the provisions of this Agreement and the term "Company" shall thereafter be deemed to refer to such other person.

         26. Amendment. This agreement may only be amended by a written agreement executed by the Company and the Holders of a majority of the outstanding Registrable Securities; provided, however, that no such amendment shall treat Holders differently unless any Holders who are adversely affected by such different treatment shall agree in writing to such amendment.

                  IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized.

                                            INRANGE TECHNOLOGIES CORPORATION


                                            By: /s/ Kenneth H. Koch
                                                ________________________________
                                                Name:  Kenneth H. Koch
                                                Title: Vice President and
                                                       General Counsel



                                            GENERAL SIGNAL HOLDING CORPORATION


                                            By: /s/ Christopher J. Kearney
                                                ________________________________
                                                Name:  Christopher J. Kearney
                                                Title: Vice President